UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Maverick Oil and Gas, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MAVERICK OIL AND GAS, INC.
300 SE 2nd Street
Suite 860
Fort Lauderdale, Florida 33301
(954) 463-5707

September 3, 2008
Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Maverick Oil and Gas, Inc. on October 16, 2008, at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 2000 Market Street, 10th Floor, Philadelphia, Pennsylvania 19103.

The Notice of Special Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at the meeting.  Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible.  Your shares will be voted in accordance with the instructions you have given in your proxy.  Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.

Our Board of Directors and management look forward to seeing you at the meeting.  Thank you for your continued support.

Sincerely yours,

John Ruddy
Chief Executive Officer

MAVERICK OIL AND GAS, INC.
300 SE 2nd Street
Suite 860
Fort Lauderdale, Florida 33301
(954) 463-5707

Notice Of Special Meeting Of Stockholders

You are hereby notified that a special meeting of stockholders of Maverick Oil and Gas, Inc. will be held on October 16, 2008, at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 2000 Market Street, 10th Floor, Philadelphia, Pennsylvania 19103, for the following purposes:

1.           To consider and approve an amendment to the Company’s Articles of Incorporation to effect a 1 for 50 reverse stock split.

2.           To consider and approve such other business matters as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on August 21, 2008 are entitled to notice of and to vote at the meeting, or any adjournment thereof.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.  THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By order of the Board of Directors,

John Ruddy
Chief Executive Officer

MAVERICK OIL AND GAS, INC.
300 SE 2nd Street
Suite 860
Fort Lauderdale, Florida 33301
(954) 463-5707

________________

PROXY STATEMENT
________________

This proxy statement contains information related to the special meeting of stockholders of Maverick Oil and Gas, Inc. to be held on October 16, 2008, at 10:00 a.m., local time, at the offices of Fox Rothschild LLP, 2000 Market Street, 10th Floor, Philadelphia, Pennsylvania 19103, and at any postponements or adjournments thereof, for the purposes set forth in the attached Notice of Special Meeting.  This proxy statement and the enclosed proxy card are first being mailed to our stockholders on or about September 3, 2008.

VOTING AT THE SPECIAL MEETING

Who Can Vote

Only stockholders of record at the close of business on August 21, 2008, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof.  As of August 21, 2008, 118,142,860 shares of our common stock, par value $.001 per share, were issued and outstanding.  Holders of our common stock are entitled to one vote per share for each proposal presented at the special meeting.

How to Vote; How Proxies Work

Our board of directors is asking for your proxy.  Whether or not you plan to attend the meeting, we urge you to vote by proxy.  Please complete, date and sign the enclosed proxy card and return it at your earliest convenience.  We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our common stock.  Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication.

At the special meeting, and at any adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the special meeting and not revoked will be voted as instructed on those proxies.  If no instructions are indicated on a properly executed proxy, the shares represented by the proxies will be voted:

(i) FOR, an amendment to our articles of incorporation to effect a 1 for 50 reverse stock split (the “Reverse Split”) of our common stock, $.001 par value per share (“Common Stock”); and

(ii) in the discretion of the person named in the enclosed form of proxy, on any other proposals which may properly come before the special meeting or any adjournment(s) thereof.

What Constitutes a Quorum

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the special meeting will constitute a quorum for the transaction of business.

What Vote is Required

Under Nevada law, approval of the Reverse Split requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum.  For the approval of the Reverse Split, abstentions have the practical effect of a vote against the proposal.

Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.  Broker non-votes are included in the determination of the number of shares represented at the special meeting for purposes of determining whether a quorum is present.  For the approval of the Reverse Split, broker non-votes will not be counted as votes cast for or against such proposals.

How to Revoke

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date, or by electing to vote in person at the special meeting.  The mere presence at the special meeting of the person appointing a proxy does not, however, revoke the appointment.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the special meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates how many shares of our Common Stock were beneficially owned as of August 21, 2008, by (1) each person known by us to be the owner of more than 5% of our outstanding shares of Common Stock, (2) our directors, (3) our executive officers, and (4) all our directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has sole or shared power to vote or transfer (whether or not owned directly) and rights to acquire common stock through the exercise of stock options and warrants that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. We based our calculation of the percentage owned of 118,142,860 shares outstanding on August 21, 2008, and added shares that may be acquired within 60 days to the number of other shares that the person owns as well as to the number of shares outstanding. The address of each of the directors and executive officers listed below is c/o Maverick Oil and Gas, Inc., 300 SE 2nd Street, Suite 860, Fort Lauderdale, Florida 33301.

Name and Address	Number of Shares Beneficially Owned		Percent of Class
John A. Ruddy	1,961,333	(1)	1.6%
Line Trust Corporation Limited... 57/63 Line Wall Road P.O. Box 199 Gibraltar	20,000,000	(2)	16.9%
M.V. Oil and Gas Company... Box 751 Providenciales Turks & Caicos	19,000,000	(3)	16.1%
All officers and directors as a group (1 person)	1,961,333		1.6%

(*)            Less than 1%

(1)            Mr. Ruddy is currently the Company’s sole officer and director.  The shares reflected in the foregoing table include 1,170,000 shares directly owned by Mr. Ruddy, as well as 738,000 shares issuable under stock options that are currently exercisable at an exercise price of $2.395 per share and 53,333 restricted shares. Does not include: (i) 492,000 shares issuable upon exercise of stock options granted during March 2005 with an exercise price of $2.395 per share that are not currently exercisable; and (ii) 26,667 shares of restricted stock which will vest in February 2009.

(2)            Line Trust Corporation Limited (“Line Trust”), The Aktiva Diversified Trust (“Aktiva”), and AltaFin, BV (“AltaFin”) have filed a Schedule 13D (the “Schedule 13D”) as members of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act with respect to these shares. Aktiva has the beneficial ownership of 18,000,000 of these shares and AltaFin has the beneficial ownership of 2,000,000 of these shares. Line Trust is the independent sole trustee of Aktiva. Line Trust is also the independent sole trustee of a trust that owns all of the stock of AltaFin and of a trust that directly or indirectly holds all of the shares of AltaFin’s corporate managing director. Line Trust has disclaimed beneficial ownership of these shares, except to the extent of any indirect pecuniary interest therein. The foregoing information is based upon the Schedule 13D. The class of beneficiaries of the trusts described in this note currently includes Darko Horvat and his family members.

(3)            Based upon information provided to us, we have been advised that these shares are beneficially owned indirectly by David Stevenson, c/o KDS Capital, 53 Davies Street, Mayfair, London W1K 5JH, U.K.

The foregoing table does not include additional shares of Common Stock that may in the future be issuable upon exercise of common stock purchase warrants (the “Debenture Warrants”) issued to two financial investors in conjunction with secured convertible debenture financing provided by such investors to the Company in 2006 and 2007. The Debenture Warrants have an exercise price of $.01 per share, which will remain unadjusted by the Reverse Split.  The terms of their separate agreements with the Company prohibit each of these investors from exercising the Debenture Warrants to the extent that exercise would otherwise result in either of these investors beneficially owning more than 2.49% of our shares. However, either holder can increase or waive such percentage limitation on more then 60 days notice.  Accordingly, it is possible that following such notice, either or both of such holders could beneficially own more than 5% of our shares.  Without regard to any such percentage limitation, we may in the future be caused to issue up to 58,426,947 shares to one of these investors, and up to 19,475,649 shares to the other investor.

PROPOSAL 1

REVERSE SPLIT

General

At the special meeting, our stockholders will be asked to vote upon the Reverse Split.  The Board of Directors approved the Reverse Split on March 26, 2008, subject to stockholder approval. The Reverse Split will be effected by filing an amendment to the Company’s articles of incorporation with the Secretary of State of the State of Nevada and will become effective upon filing. We expect to file the amendment to our articles of incorporation promptly after the special meeting.  The general form of amendment to our articles of incorporation to effect the Reverse Split is attached to this proxy statement as Annex A.  Once the Reverse Split becomes effective, each 50 shares of Common Stock held by a stockholder will be reduced to one share, with fractional shares being rounded up to the next highest number of whole shares. The Reverse Split will not change the total number of shares of Common Stock and preferred stock the Company is authorized to issue.

Purpose

As of August 21, 2008, we have 118,142,860 shares of Common Stock outstanding. In addition, we have 87,289,356 shares of Common Stock reserved for future issuance upon the conversion or exercise of outstanding options and warrants. Our articles of incorporation currently only authorize us to issue 335,000,000 shares of Common Stock.  As a result, we only have available for future issuance 129,567,784 shares of Common Stock.

Based upon the current trading price of our Common Stock, our Board of Directors believes that the value of our shares available for issuance, taking into account normal market discounts associated with the issuance of restricted shares or shares of a shell company, will be insufficient to enable us to complete a business combination.  Therefore, the principal purpose of the Reverse Split is to increase the number of shares that we will have available for issuance. This should provide us with the flexibility we need to issue such number of shares as may be necessary in order to complete the business combination and/or financing contemplated by our business plan, as described below. While we are actively exploring various strategic alternatives, we currently have no plans, proposals, or arrangements, written or otherwise, at this time to issue any of the additional authorized shares of Common Stock. In addition, the large number of shares of Common Stock we have outstanding is unusual for a company of our size and stage of development and the Board of Directors has determined that it is advisable to reduce that number.  However, simply increasing the number of shares of Common Stock we are authorized to issue would not reduce the number of our outstanding shares. The Reverse Split is intended to accomplish both objectives.

Business Plan

From 2004 through December 2007, we were an early stage independent energy company seeking to find and develop oil and gas reserves.  Unable to secure adequate funding for our continued operations, and following the foreclosure of our only active project by the holders of our senior secured convertible debentures, during December 2007 we terminated our former operations and became a “shell company” under applicable rules of the Securities and Exchange Commission promulgated under the Exchange Act .  Our current business plan is to attempt to identify a suitable operating company with a view towards completing a business combination that could achieve long-term growth for the Company.

Most acquisitions of private operating companies by public shell companies are completed by way of merger pursuant to which the stockholders of the private company acquire a substantial majority of the issued and outstanding shares of the pubic company after the merger is completed.  These transactions are often referred to as “reverse acquisitions” or “reverse mergers” and generally result in substantial dilution to the ownership interests of the stockholders of the public company.  If any transaction is structured in this manner, our stockholders will suffer substantial dilution.  Furthermore, we may need to secure financing in order to facilitate a transaction.  We may complete such an acquisition upon the sole determination of management without any vote or approval by our stockholders.  In certain circumstances, however, it may be necessary to call a stockholders' meeting and obtain approval of our stockholders, which may result in delay and additional expense in the consummation of any proposed transaction and may also give rise to certain appraisal rights to dissenting stockholders.  Most likely, we will seek to structure any such transaction so as not to require stockholder approval.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and other professionals. If we decide not to complete a transaction after we have incurred material transaction costs in connection with the investigation, negotiation and documentation related thereto, such costs will likely not be recoverable.

Our remaining cash assets are only sufficient to sustain us as an inactive company for the immediate term. There can be no assurance that we will be able to identify a business opportunity and related financing that may be suitable for the Company, or that any business we acquire will generate profits or increase the value of the Company.  If we are unable to locate a suitable acquisition and additional financing, if required, within the immediate term, we will be forced to suspend all public reporting with the Securities and Exchange Commission and possibly liquidate.  Our ability to execute on these business objectives may be subject to material doubt as our management team consists of one part-time individual.

Principal Effects of the Reverse Split

General

The Reverse Split will reduce the number of shares of Common Stock outstanding. It will not change the number of authorized shares of Common Stock or preferred stock or the par value of our Common Stock or preferred stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately after the Reverse Split as such stockholder held immediately prior to the Reverse Split.

Outstanding Common Stock

The Reverse Split, when effective, will have the following effects:

•	Each 50 shares of Common Stock owned by a stockholder on August 21, 2008 will be exchanged for one new share of Common Stock;
•	the total number of issued and outstanding shares of the Company's Common Stock will be reduced by 98%;
•
proportionate adjustments will be made to the per share exercise price and number of shares issuable upon the exercise of the Company's outstanding options and warrants, which will result in approximately the same aggregate price upon the exercise or conversion of such options and warrants as prior to the Reverse Split; provided, however, that the exercise price of the Debenture Warrants shall remain $.01 per share;

•	the number of shares reserved for issuance under the Company's existing stock option plans will be reduced proportionately.

If effected, the Reverse Split will be effected simultaneously for all of the Company's Common Stock and the ratio will be the same for all of the Company's Common Stock. The Reverse Split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interest in the Company, except to the minor extent that the Reverse Split would result in any stockholder holding a fractional share.

The following table reflects the approximate number of shares of the Company’s Common Stock that would be outstanding as a result of the Reverse Split based on 118,142,860 shares of Common Stock outstanding immediately prior to the Reverse Split, without accounting for fractional shares, which will be rounded up to the next highest number of whole shares.

Shares Outstanding Prior to Reverse Split	Reverse Split Ratio	Shares Outstanding After Reverse Split
118,142,860	1-for-50	2,362,857

As described below, a stockholder holding a fractional share will receive an additional one share in lieu of such fractional share. Since all fractional shares will be rounded up to the next highest number of whole shares, the number set forth in the foregoing table may vary depending on the number of fractional shares that occur as a result of the Reverse Split.  Shares of Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Split. A stockholder who otherwise would be entitled to receive a fractional share because the stockholder holds a number of shares not evenly divisible by 50 will be entitled, upon surrender of certificate(s) representing such shares, to receive an additional share in lieu thereof.

 When effected, the Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of the Company’s Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Authorized Shares

Upon the effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase due to the reduction in the number of shares of the Company’s Common Stock issued and outstanding. As of August 21, 2008, the Company had 335,000,000 shares of Common Stock authorized and 118,142,860 shares of Common Stock issued and outstanding. After the Reverse Split, we expect to have approximately 332,637,142 shares of Common Stock available for issuance.  We will continue to have 10,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and the Company may issue such shares in financings or otherwise. If the Company issues additional shares, the ownership interest of holders of the Company’s Common Stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of the Company’s Common Stock.

Accounting Matters

            The Reverse Split will not affect the par value of the Company’s Common Stock. As a result, as of the effective time of the Reverse Split, the stated capital on Company’s balance sheet attributable to the Company’s Common Stock will be reduced proportionately and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company’s Common Stock will also be restated because there will be fewer shares of the Company’s Common Stock outstanding.

Trading Price and Market Capitalization

We believe that trading price for our Common Stock could increase as a result of the Reverse Split.  However, there is no assurance that the trading price will increase or that, if it initially does, any such higher trading price will remain at such level. If the trading price of the Company's Common Stock does not increase in proportion to the reduction in the number of shares of Common Stock outstanding and does not maintain that higher level, the total market capitalization of the Company will be less than prior to implementing the Reverse Split.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split is not being implemented in response to any effort of which we are aware to accumulate the Company’s shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s Board of Directors and stockholders.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

The Reverse Split will become effective upon filing the amendment to our articles of incorporation with the Secretary of State of the State of Nevada, which is referred to below as the “effective date.” Beginning on the effective date, each stock certificate that, immediately prior to the effective date, represented shares of pre-split Common Stock (the “Old Shares”) shall, from and after the effective date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of post-split Common Stock (the “New Shares”) into which the Old Shares represented by such certificate shall have been reclassified.

However, those stockholders who wish to obtain new certificates after the Reverse Split is effective should contact our transfer agent (who will act as the exchange agent) at:

StockTrans
44 West Lancaster Ave
Ardmore, PA 19003
Phone: (800) 733-1121

No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Many stockholders hold some or all of their shares in book-entry form either through a representative broker-dealer or through the direct registration system for securities. If you hold registered shares in book-entry form, you do not need to take any action to receive your New Shares.

No Dissenters’ Rights

Under the Nevada Revised Statutes, the Company’s stockholders are not entitled to dissenters’ rights with respect to the Reverse Split, and the Company will not independently provide stockholders with any such rights.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split (including any New Share received in lieu of a fractional share) will be the same as the stockholder’s aggregate tax basis in the Old Shares.. The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

The Company’s view regarding the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE SPLIT.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and form of proxy for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner.  We did not hold an annual meeting in 2007.  In order for a proposal by one of our stockholders to be included in our proxy statement and form of proxy for our next annual meeting, the proposal must be received by us within a reasonable time before we begin printing and mailing our proxy statement and form of proxy relating to such meeting, and must comply with the requirements of Rule 14a-8.  All stockholder proposals should be sent to: Maverick Oil and Gas, Inc., 300 SE 2nd Street, Suite 860, Fort Lauderdale, Florida 33301.

OTHER MATTERS

As of the date of this proxy statement, our board of directors knows of no matter not specifically referred to above as to which any action is expected to be taken at the meeting.  The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, in regard to such other matters and the transaction of such other business as may properly be brought at the meeting.

BY THE BOARD OF DIRECTORS

John Ruddy
Chief Executive Officer
Dated:  September 3, 2008

Annex A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
MAVERICK OIL AND GAS, INC.

(Pursuant to N.R.S. 78.385 and 78.390)

1.           Name of Corporation:

Maverick Oil and Gas, Inc.

2.           The articles have been amended as follows:

The following paragraphs shall be inserted at the end of ARTICLE FOUR:

Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each 50 shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will automatically and without any action on the part of the respective holders thereof be combined, reclassified and changed into one (1) share of Common Stock, par value $0.001 per share, of the Corporation (the “New Common Stock”).  Notwithstanding the immediately preceding sentence, if the foregoing would otherwise result in the issuance of a number of shares of New Common Stock that is not a whole number, each fractional share shall be rounded to the next highest whole share.  The combination and conversion of the Old Common Stock shall be referred to as the “Reverse Stock Split”.

The Corporation shall not be obligated to issue certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Stock Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Stock Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.  Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

3.           The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation  have voted in favor of the amendment is:

[to be completed]

4.           Effective Date of Filing:

[to be completed]

5.           Signature:

John Ruddy
Chief Executive Officer

MAVERICK OIL AND GAS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints John A. Ruddy his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Maverick Oil and Gas, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Fox Rothschild LLP, 2000 Market Street, 10th Floor, Philadelphia, Pennsylvania 19103 , at 10:00 a.m., local time, on October 16, 2008, and at any adjournment(s) or postponement(s) thereof, upon the following proposal more fully described in the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1 which has been proposed by our board of directors, and in their discretion, upon other matters as may properly come before the special meeting.

Please Mail In the Envelope Provided

(CONTINUED AND TO BE SIGNED ON THE REVERSE)

☒ Please mark your votes as indicated in this example.
		FOR	AGAINST	ABSTAIN
1.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 50 REVERSE STOCK SPLIT	☐	☐	☐
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE  SPECIAL MEETING.

☐ I WILL ATTEND THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder _____________________ Signature of Stockholder _____________________ Dated: ______________, 2008
IF HELD JOINTLY

Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.